UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               May 15, 2006

HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I
(Exact name of registrant as specified in its charter)

                     HSBC FINANCE CORPORATION
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)

Delaware (State or other jurisdiction of incorporation of Servicer )	333-58400-01 (Commission File Number)	36-4423162 (IRS Employer Identification Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer )		60070 (Zip Code)
Servicer's telephone number, including area code 847/564-5000 Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
Exhibit Number	Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on May 15, 2006 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001, by and among HRSI Funding, Inc. II, as Transferor, HSBC Finance Corporation, successor by merger to Household Finance Corporation, as the Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2002-1 Indenture Supplement, dated as of March 28, 2002, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on May 15, 2006 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001, by and among HRSI Funding, Inc. II, as Transferor, HSBC Finance Corporation, successor by merger to Household Finance Corporation, as the Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2002-2 Indenture Supplement, dated as of March 28, 2002, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-2.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HSBC FINANCE CORPORATION, as Servicer of and on behalf of the HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I (Registrant)

By: /s/ Patrick D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: May 15, 2006
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EXHIBIT INDEX

Exhibit Number	Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on May 15, 2006 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001by and among HRSI Funding, Inc. II, as Transferor, HSBC Finance Corporation, successor by merger to Household Finance Corporation, as the Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2002-1 Indenture Supplement, dated as of March 28, 2002, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on May 15, 2006 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001, by and among HRSI Funding, Inc. II, as Transferor, HSBC Finance Corporation, successor by merger to Household Finance Corporation, as the Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2002-2 Indenture Supplement, dated as of March 28, 2002, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-2.

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